UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2013

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 11, 2013, Tampa Electric Company (the “Company”) issued a press release reporting on the event described in Item 8.01 below. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On September 11, 2013, the Florida Public Service Commission unanimously voted to approve the stipulation and settlement agreement between the Company and all of the intervenors in its Tampa Electric division base rate proceeding (the “Agreement”), which resolves Tampa Electric’s base rate proceeding. The Agreement was previously described in, and filed with, the Company’s Current Report on Form 8-K filed on September 9, 2013.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated September 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2013		TECO ENERGY, INC.
(Registrant)

	By:	/s/ David E. Schwartz
David E. Schwartz
Vice President-Governance, Associate General Counsel and Corporate Secretary

Date: September 12, 2013		TAMPA ELECTRIC COMPANY
(Registrant)

	By:	/s/ David E. Schwartz
David E. Schwartz
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated September 11, 2013.